SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                               September 29, 1999
                            --------------------------
                            (Earliest Event Reported)



                           Total System Services, Inc.
                          -----------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                    1-10254                           58-1493818
- --------------             ----------------                   ----------------
(State of                  (Commission File                   (IRS Employer
 Incorporation)              Number)                           Identification
                                                                   Number)



                   1600 First Avenue, Columbus, Georgia 31901
                   -------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                         -------------------------------
                         (Registrant's Telephone Number)


                   1200 Sixth Avenue, Columbus, Georgia 31901
               ----------------------------------------------------
         (Former name or former address, if changed since last report)


Item 5.    Other Events.
- -------    ------------

     On September 29, 1999, Total System Services, Inc. ("Registrant") announced a ten-year agreement with Bank of America to continue processing its credit card portfolio until 2009. The new agreement extends the existing agreement by two years and includes the card portfolios of Bank of America and NationsBank which merged in 1998.

     On September 30, 1999, Registrant announced that it expects its 1999 net income to exceed its 1998 net income by at least 23 percent and that it expects its 2000 net income to exceed its 1999 projected net income by at least 13-15 percent.

     A copy of Registrant's press releases regarding the announcements referenced above are attached hereto as Exhibits 99.1 and 99.2, respectively, and by this reference are hereby incorporated by reference into this Form 8-K and made a part hereof.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
- ------     -------------------------------------------------------------------

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99.1 - Registrant's press release, September 29, 1999

                  99.2 - Registrant's press release, September 30, 1999


                                        2

                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOTAL SYSTEM SERVICES, INC.
                                       ("Registrant")


Dated: September 30, 1999              By:/s/ Kathleen Moates
       ------------------------           --------------------------------------
                                          Kathleen Moates
                                          Deputy General Counsel














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                                  Exhibit Index

Exhibit Number                                       Description
- --------------                                       -----------
99.1                                                 Registrant's
                                                     press release
                                                     dated September 29, 1999


99.2                                                 Registrant's
                                                     press release
                                                     dated September 30, 1999
































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